Other financial assets	12 Months Ended
Dec. 31, 2021
Disclosure of financial assets [abstract]
Other financial assets [Text Block]

9. Other financial assets

	Dec. 31, 2021	Dec. 31, 2020
Current
Derivative assets	$7,430	$2,736
Restricted cash	437	337
	7,867	3,073

Non-current
Investments at fair value through profit or loss	11,158	15,669
	$19,025	$18,742

The derivative assets include derivative and hedging transactions. Derivative assets are carried at their fair value with changes in fair value recorded to the consolidated income statements. The fair value adjustments for hedging type derivatives are recorded in revenue.

Investments at fair value through profit or loss consist of securities in Canadian metals and mining companies, all of which are publicly traded. The change in investments at fair value through profit or loss is mostly attributed to fluctuations in market price and foreign exchange impact.